UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 3, 2007

ABVIVA, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-16291	26-1327790
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10940 Wilshire Boulevard, Suite 600, Los Angeles, CA		90024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (310) 443-4102

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Item 3.02

Unregistered Sales of Equity Securities

On November 2, 2007 the Company entered into a Promissory Note with Victor Voebel, a member of our board of directors,  in the amount of $40,00.00.  The unpaid principal amount of this Note shall accrue interest until paid at the annual rate of 18%.  All outstanding principal and interest under this Note shall be due and payable 90 days from the date of the closing on February 1, 2008.  Concurrently with the execution of the note the Company issued the holder 200,000 shares of common stock as an incentive for entering into the Note.  The monies received will be issued for general operating expenses.

On December 4, 2007 the Company entered into a Promissory Note with Robert Lutz, a member of our board of directors,  in the amount of $50,00.00.  The unpaid principal amount of this Note shall accrue interest until paid at the annual rate of 18%.  All outstanding principal and interest under this Note shall be due and payable 90 days from the date of the closing on March 4, 2008.  Concurrently with the execution of the note the Company issued the holder 250,000 shares of common stock as an incentive for entering into the Note.  The monies received will be used for deposit required by the letter of intent with PDL to acquire the assets of PDL.

For  these  issuances,  we  relied  on  the  exemption  from  the  registration requirement  of  the Securities Act provided by Rule 506 of Regulation D. All of the  individuals  who  received  such unregistered shares in connection with the acquisition  were  either  accredited investors (as that term is defined in Rule 501(a) of Regulation D), or alone or through a purchaser representative had such knowledge  and  experience in financial and business matters as to be capable of evaluating  the  risks  of  the investment. All  stock certificates bear a restrictive legend stating that the shares  have  not been registered under the Securities Act and cannot be sold or otherwise  transferred  without  an  effective  registration  or  an  exemption therefrom.

On December 12, 2007 the Company announced that it has entered into a Letter of Intent with the Receiver for Efoora, Inc. appointed by the United States District Court For The Northern District of Illinois Easter Division (the “Court”) to acquire all Prion Developmental Laboratories,  (“PDL”) stock owned by Efoora, Inc., PDL’s current majority owner.  The acquisition is subject to Abviva’s due diligence, final approval by Abviva’s Board of Directors, and entry of an order approving the sale by the Court.

Genesis Bioventures, Inc. originally announced on July 25, 2006 that it signed a Letter of Intent with PDL to acquire the assets of PDL.  At the time the Letter of Intent was signed the Company was a minority shareholder of PDL. Two days later on July 27, 2006 the United States Securities And Exchange Commission (the “SEC”) contacted the Company and informed it that the Court had issued a Freeze Order (S.E.C. v. Efoora, Inc, et. al., No. 06 C 3526 (N.D. Ill., June 29, 2006)) on certain of the assets of Efoora, Inc. in conjunction with the SEC’s actions against Efoora, Inc.  The Freeze Order also extended to certain of the assets of PDL.

The Company’s management and corporate counsel, Richardson & Patel, LLP, immediately contacted the SEC and initiated a dialogue regarding the potential acquisition of PDL.  The SEC filed a motion on June 20, 2007 to appoint a receiver (the “Receiver”) for Efoora, Inc. The motion was approved by the Court.  The Company and the Receiver began discussions to negotiate the acquisition of the PDL stock by the Company.  Those discussions resulted in the Letter of Intent signed by the Receiver and the Company, effective November 27, 2007.

Item 5.02

Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 3, 2007 the Company signed a non-employee CEO engagement agreement with Experigen Management Company, whereby Douglas C. Lane agreed to perform the duties and responsibilities of Chief Executive Officer of the company for a period of 24 months. For the services rendered by Mr. Lane under this Agreement, the Company shall pay to Management Company $22,900 (USD Twenty-Two Thousand Nine Hundred Dollars) per month to be disbursed no less frequent than once per month, on the beginning of each month of Non-employee Interim CEO service. In addition, Company shall grant Management Company in Company Convertible Preferred C Stock equal to 10% of Company common stock on as converted fully diluted basis, as follows:  (1)Fifty (50) shares of Series C Convertible Preferred Stock on execution of this agreement, however, if this Agreement is terminated for any reason other than termination without cause by the Company, change in control of the Company or death during the first twelve (12) months the Management Company shall return to the Company the shares of Series C Convertible Preferred Stock on a pro rata basis for every month not completed by the Management Company; (2) Ten (10) shares of Series C Convertible Preferred Stock at the end of every fiscal quarter commencing on the one (1) year anniversary of this Agreement.  If Management Company is still engaged at the end of the 24 month term as contemplated by this Agreement it shall receive the remaining 10 shares of Series C convertible Preferred Stock; (3)  If there is a change in control of the Company as defined by Section 7 (B) of this Agreement, the Management Company shall be entitled to receive the entire stock grant as contemplated by this section immediately upon a change in control; and (4)  If this Agreement is terminated for any reason, the Series C Convertible Preferred Stock issued to Management Company shall automatically convert to common stock pursuant to the terms of the Series C Certificate of Designation on the date of termination.

This  report  may  contain  forward-looking  statements  that  involve risks and uncertainties.  We  generally  use  words  such  as  "believe,"  "may," "could," will,"  "intend,"  "expect,"  "anticipate,"  "plan," and similar expressions to identify  forward-looking  statements.  You  should  not place undue reliance on these  forward-looking  statements.  Our  actual results could differ materially from  those  anticipated  in  the  forward-looking  statements for many reasons, including  the  risks described below and elsewhere in this report.  Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels  of  activity,  performance  or achievements may not meet these expectations.  We do not intend to update any of the  forward-looking statements after the date of this document to conform these statements  to  actual  results  or  to  changes  in our expectations, except as required  by  law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesis Bioventures, Inc.
(Registrant)

Date	December 19, 2007

/s/ Douglas Lane
(Signature)
Print Name: Douglas C. Lane
Title: Chief Executive Officer